THIRD AMENDMENT TO
                       CREDIT AGREEMENT AND LIMITED WAIVER

        This THIRD AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this "Amendment") is dated as of December 29, 1999 and entered into by and among SPECIAL METALS CORPORATION, a Delaware corporation (the "Borrower"), the banks and other financial institutions signatory hereto that are party as Lenders to the Credit Agreement referred to below (the "Lenders") and CREDIT LYONNAIS NEW YORK BRANCH, as Agent and as Issuing Bank.

                                    Recitals

        Whereas, the Borrower, the Lenders, the Issuing Bank and the Agent have entered into that certain Credit Agreement dated as of October 28, 1998 (as amended by First Amendment to Credit Agreement and Limited Waiver dated as of March 31, 1999 and Second Amendment to Credit Agreement dated as of June 8, 1999, the "Credit Agreement"; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement); and

        Whereas, the Borrower has requested that the Lenders agree, subject to the conditions and upon the terms set forth in this Amendment, to amend certain provisions of the Credit Agreement and to waive certain Events of Default that occurred at September 30, 1999 under subsection 9.1 of the Credit Agreement (the "Specified Defaults"); and

        Whereas, the Borrower desires to reduce the Revolving Credit
Commitments;

        Whereas, Societe Industrielle de Materiaux Avances ("SIMA"), a major shareholder of Borrower, has agreed to provide up to $50,000,000 in subordinated loans to the Borrower; and

        Whereas, the Lenders are willing to agree to amend to the Credit Agreement, on the terms described herein, and to waive the Specified Defaults, subject to the conditions and on the terms set forth herein;

        Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the Borrower, the Lenders, the Issuing Bank and the Agent agree as follows:

        1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Credit Agreement is hereby amended as follows:

        1.1 Indebtedness. The definition of "Indebtedness" contained in subsection 1.1 of the Credit Agreement is amended by inserting therein, immediately at the end thereof:

                For purposes of determining compliance with the covenants in this Agreement, the Subordinated Term Loans (including any Additional Advances, any Subordinated Revolving Loans converted into Subordinated Term Loans and all interest added to the principal amount of the Subordinated Term Loans) and Subordinated Revolving Loans shall be added to the stockholders' equity of the Borrower and subtracted from Indebtedness.

        1.2 Excess Cash Flow. The definition of "Excess Cash Flow" contained in subsection 1.1 of the Credit Agreement is amended by deleting clauses (b)(vii) and (c) thereof.

                1.3 Net Proceeds. The definition of "Net Proceeds" contained in subsection 1.1 of the Credit Agreement is amended by deleting clauses
        (d) and (e) thereof and replacing such clauses with:

                        (d) 100% of the cash proceeds of any issuance of equity
                securities of the Borrower after the Closing Date (other than any proceeds of any issuance of common stock or preferred stock of the Borrower to SIMA that are applied to the substantially concurrent payment of Capital Expenditures or cash dividends on the Preferred Stock), net of reasonable attorneys' and accounting fees, investment banking or underwriting fees or discounts and other customary expenses actually incurred in connection therewith; and (e) 100% of the cash proceeds of any issuance of debt securities by the Borrower or any of its Subsidiaries after the Closing Date (other than Indebtedness permitted by subsection 9.2 and any proceeds of the Subordinated Loans), net of reasonable attorneys' fees and other customary expenses actually incurred in connection therewith.

        1.4 Transaction Documents. The definition of "Transaction Documents" contained in subsection 1.1 of the Credit Agreement is amended by inserting the following after "Preferred Stock Documents":

                the Subordinated Debt Documents,

        1.5 Additional Definitions. Subsection 1.1 of the Credit Agreement is amended by adding the following additional definitions in the proper alphabetical sequence:

                        "Additional Advance": any additional advance of the
                Subordinated Term Loans (other than any interest added to the principal amount thereof or Subordinated Revolving Loans converted into Subordinated Term Loans) the proceeds which are used substantially concurrently to make Capital Expenditures or to pay cash dividends on the Preferred Stock.

                        "Debt Subordination Agreement": that certain Debt
                Subordination Agreement dated as of the date of the Third Amendment among SIMA, the Borrower and the Agent in the form attached as Exhibit A to the Third Amendment.

                        "SIMA Letter of Credit": one or more standby letter(s)
                of credit issued in the aggregate face amount of $30,000,000 and delivered to the Agent on or prior to the Third Amendment Effective Date, which shall have terms satisfactory to the Agent and the Required Lenders.

                        "Subordinated Debt Documents": the Subordinated Loan
                Agreement dated as of December 17, 1999 between the Borrower and SIMA, the promissory notes issued thereunder and the Debt Subordination Agreement..

                        "Subordinated Loans": collectively, the Subordinated
                Term Loans (including any increase therein as a result of adding accrued interest to the principal balance thereof, conversion of Subordinated Revolving Loans, and Additional Advances) and the Subordinated Revolving Loans.

                        "Subordinated Revolving Loans": the unsecured
                subordinated revolving loans to be made to the Borrower by SIMA on and after the Third Amendment Effective Date and until August 15, 2001 in an aggregate principal amount of up to $30,000,000, which mature on July 28, 2006, accrue interest at a rate equal to LIBOR plus 1% but provide that interest is only payable in kind, by addition of such interest to the outstanding balance of the Subordinated Term Loans, and otherwise on terms (including subordination provisions) satisfactory to the Agent and the Required Lenders.

                        "Subordinated Term Loans": the unsecured subordinated
                term loans to be made to the Borrower by SIMA on or before the Third Amendment Effective Date in the original aggregate principal amount of $20,000,000 (subject to increase as permitted hereby), which matures on July 28, 2006, accrues interest at a rate equal to LIBOR plus 1% but provides that interest is only payable in kind, and otherwise on terms (including subordination provisions) satisfactory to the Agent and the Required Lenders.

                        "Third Amendment": the Third Amendment to Credit
                Agreement and Limited Waiver among the Borrower, the Lenders, the Issuing Bank and the Agent.

                        "Third Amendment Effective Date": the date on which
                Third Amendment becomes effective in accordance with its terms.

        1.6 Additional Conditions for Revolving Credit Loans and Letters of Credit. Subsection 7.2 of the Credit Agreement is amended to add the following subsections (d) and (e):

                        (d) Subordinated Term Loans. The Subordinated Term Loans
                shall have been, and shall remain, fully funded in an aggregate amount equal to $20,000,000 plus the amount of all interest accrued on the Subordinated Loans and added to the principal of the Subordinated Term Loans, plus all Subordinated Revolving Loans converted into Subordinated Term Loans, plus all Additional Advances.

                        (e) Limit on Revolving Credit Loans and Letters of
                Credit Outstanding. After giving effect to any Revolving Credit Loan to be made or Letters of Credit to be issued on such date, the aggregate outstanding Revolving Credit Loans and Letter of Credit Outstanding shall not exceed $76,000,000 unless Subordinated Revolving Loans (including for this purpose Subordinated Revolving Loans converted into Subordinated Term Loans) are outstanding in a principal amount of at least $30,000,000.

        1.7 SIMA Letter of Credit. A new subsection 8.16 is added to the Credit Agreement to read as follows:

                        8.16 SIMA Letter of Credit. If SIMA fails to make a
                Subordinated Revolving Loan within 10 days after the Borrower's request, the Borrower shall promptly notify the Agent and the Lenders in writing of such failure, and deliver to the Agent written instructions to make a drawing on the SIMA Letter of Credit in the amount of the Subordinated Revolving Loans requested by the Borrower and not funded by SIMA. The Agent shall be irrevocably authorized and empowered to make a drawing under the SIMA Letter of Credit within 5 days after receipt of the Borrower's written instructions by an officer of the Agent responsible for administering this Agreement. Notwithstanding the foregoing, in the event that (i) the Borrower fails to make such request for Subordinated Revolving Loans or (ii) SIMA fails to make such Subordinated Revolving Loans in accordance with the Subordinated Debt Documents, and in either instance such failure continues for more than ten (10) days after the date the Borrower delivers or is required to deliver its financial statements (either quarterly or annual) for such period to the Agent pursuant to subsection 8.1, the Borrower shall be deemed to have automatically and irrevocably instructed the Agent under this subsection 8.16 to make a drawing under the SIMA Letter of Credit to fund Subordinated Revolving Loans in an amount required to be made by the Borrower pursuant to the last sentence of Section 8.17. All funds received as a result of any such drawing shall be promptly remitted to the Borrower and shall constitute Subordinated Revolving Loans. The Agent shall have no obligation with respect to the SIMA Letter of Credit except to make a drawing thereon if and to the extent set forth in this subsection 8.16, and to consent to amendments to such Letter of Credit to reduce the face amount thereof by an amount equal to all Subordinated Revolving Loans converted to Subordinated Term Loans.

        1.8 Conversion of Subordinated Revolving Loans to Subordinated Term Loans. A new subsection 8.17 is added to the Credit Agreement to read as follows:

                        8.17 Conversion of Subordinated Revolving Loans to
                Subordinated Term Loans. Convert a portion of the outstanding principal balance of the Subordinated Revolving Loans (calculated as set forth below) into the Subordinated Term Loans, effective as of the last day of a fiscal quarter, if at the end of any such fiscal quarter ending on or prior to March 31, 2001, the Consolidated EBITDA for the Borrower and its consolidated Subsidiaries for the four quarters then ending is less than the amount required under subsection 9.1(e). Such conversion shall be automatic and be effected by adding the applicable amount to the outstanding principal balance of the Subordinated Term Loan.

                The amount to be converted for each fiscal quarter shall be the difference between the Projected EBITDA for the Borrower and its Subsidiaries for such 12 month period shown in the following schedule:

                                                 Projected
                    Quarter                        EBITDA
                    -------                        ------
                    12/31/99                    $30,190,000
                    3/31/00                      30,570,000
                    6/30/00                      30,240,000
                    9/30/00                      39,940,000
                    12/31/00                     54,930,000
                    3/31/01                      67,980,000

                and the actual Consolidated EBITDA for the Borrower and its consolidated Subsidiaries for such 12 month period. If the amount to be converted exceeds the outstanding principal balance of the Subordinated Revolving Loans, the Borrower shall borrow additional Subordinated Revolving Loans to the extent necessary to fund the converted amount, until SIMA's entire $30,000,000 commitment to make Subordinated Revolving Loans has been funded.

        1.9 Financial Condition Covenants. Subsection 9.1 of the Credit Agreement is amended (a) to provide that the financial covenants set forth in subsections (a) through (d) of subsection 9.1 will not be in effect or tested on December 31, 1999, March 31, 2000, June 30, 2000, September 30, 2000, December 31, 2000 or March 31, 2001, and (b) to add the following subsection (e):

                        (e) EBITDA Maintenance. Permit the sum of (i)
                Consolidated EBITDA of the Borrower and its consolidated Subsidiaries for any period of four consecutive fiscal quarters ending on a date specified below plus (ii) the principal amount of all Subordinated Revolving Loans which are converted into Subordinated Term Loans in respect of such period in accordance with subsection 8.17 hereof to be less than the amount set forth opposite such period below:

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


          Period Ending                   Consolidated EBITDA
          -------------                   -------------------
             12/31/99                          $25,000,000
            3/31/2000                           25,000,000
            6/30/2000                           25,000,000
            9/30/2000                           32,000,000
           12/31/2000                           45,000,000
            3/31/2001                           55,000,000

        1.10 Preferred Stock Dividends. Subsection 9.7 of the Credit Agreement is amended by deleting subsection (a) in its entirety and replacing such text with:

                        (a) the Borrower may declare and pay cash dividends on
                its Preferred Stock in accordance with the terms of the Preferred Stock Documents as in effect on the Closing Date if such payments are funded solely from the cash proceeds of a substantially concurrent issuance and sale of common or preferred stock of the Borrower to SIMA or a substantially concurrent Additional Advance;

        1.11 Capital Expenditures. Subsection 9.8 of the Credit Agreement is deleted in its entirety and replaced with the following:

                        9.8 Limitation on Capital Expenditures. Make (by way of
                the acquisition of securities of a Person or otherwise) any Capital Expenditures, except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and its consolidated Subsidiaries, during any fiscal year ending on December 31 an amount equal to:

                        (a) $44,000,000 in the fiscal year 1998;

                        (b) $15,000,000 in the fiscal years 1999 and 2000;

                        (c) $7,500,000 in the period from January 1, 2001 to
                June 30, 2001;

                        (d) in each fiscal year after 2000, if the EBITDA
                Threshold was met for the immediately preceding fiscal year, the amount set forth below:

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

          Fiscal Year                              Amount
          -----------                              ------

          2001                                    $36,800,000
          2002                                     37,500,000
          2003                                     39,100,000
          2004                                     41,100,000
          2005 and thereafter                      38,000,000

                        (e) in each fiscal year after 2000, if the EBITDA
                Threshold was not met for the immediately preceding fiscal year, the greater of (i) $15,000,000 and (ii) the amount set forth in the table in paragraph (d) above for the applicable fiscal year less the difference (if a positive number) between (i) the EBITDA Threshold for the immediately preceding fiscal year and
                (ii) Consolidated EBITDA of the Borrower and its consolidated Subsidiaries for the immediately preceding fiscal year;

                        (f) for the purposes of paragraphs (d) and (e) above,
                the "EBITDA Threshold" for any fiscal year shall be met if Consolidated EBITDA for the Borrower and its consolidated Subsidiaries for such fiscal year is at least the amount set forth below:

          Fiscal Year                              Amount
          -----------                              ------

          2000                                   $ 96,500,000
          2001                                    130,000,000
          2002                                    145,000,000
          2003 and thereafter                     150,000,000

                        (g) The amount of Capital Expenditures permitted under
                clauses (d) and (e) in any fiscal year after 2000 shall be increased by the difference (if a positive number) between (i) the amount of Capital Expenditures permitted in the immediately preceding fiscal year pursuant to this subsection 9.8, without giving effect to this subparagraph (g), and (ii) the aggregate Capital Expenditures made in the preceding fiscal year by the Borrower and its consolidated Subsidiaries; and

                        (h) The amount of Capital Expenditures permitted in
                1999, 2000 and the first six months of 2001 shall be increased by the amount of cash proceeds of a substantially concurrent issuance and sale of common stock or preferred stock of the Borrower to SIMA or a substantially concurrent Additional Advance, which proceeds are used to make such Capital Expenditures.

        1.12 Limitation on Optional Payments and Modification of Debt Instruments and Capital Stock. Subsection 9.10 of the Credit Agreement is amended to add in the parenthetical in clause (a):

                and other than payments of Subordinated Loans permitted by subsection 9.20.

        1.13 Limitation on Transactions with Affiliates. Subsection 9.11 of the Credit Agreement is amended to add a clause (iv) at the end thereof:

                or (iv) the transactions contemplated by the Subordinated Debt Documents.

        1.14 Limitation on Issuance of Capital Stock. Subsection 9.18 of the Credit Agreement is amended to add in the parenthetical in line two thereof:

                        and other than issuance of preferred stock to SIMA the
                proceeds of which are used substantially concurrently for Capital Expenditures or dividends on the Preferred Stock.

        1.15 Payments on Subordinated Loans. A new subsection 9.20 is added to the Credit Agreement to read as follows:

                        9.20 Payments on the Subordinated Loans. Make any
                payments on or with respect to the Subordinated Loans except strictly in accordance with Sections 3 and 4 of the Debt Subordination Agreement

        2. REDUCTION OF REVOLVING CREDIT COMMITMENTS. On the Third Amendment Effective Date, the Revolving Credit Commitments shall be reduced to $100,000,000 pursuant to subsection 3.5 of the Credit Agreement. Schedule I to the Credit Agreement is deleted in its entirety and replaced with Schedule I attached hereto.

        3. WAIVER. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Lenders hereby waive (a) compliance with subsections 9.1(a) and 9.1(b) as of September 30, 1999 and for the period then ended and (b) if the Third Amendment Effective date occurs after December 31, 1999, compliance with subsections 9.1(a), 9.1(b), 9.1(c) and 9.1(d) as of December 31, 1999 and for the period then ended. This waiver is limited solely to the matters set forth above, as at the dates and for the period stated therein, and does not constitute a waiver of any other Default or Event of Default or compliance with any other term or condition of the Loan Documents.

        4. CONSENT. The Lenders consent to the dissolution of Special Metals Foreign Sales Corp. and the distribution of its assets to Inco Alloys International, Inc.

        5. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Lenders, the Agent and the Issuing Bank to enter into this Amendment, the Borrower represents and warrants to each Lender, the Agent and the Issuing Bank that the following statements are true, correct and complete:

        5.1 Power and Authority. Each of the Loan Parties has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the "Consent"), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, this Amendment and the Credit Agreement as amended hereby. Each of the Borrower and SIMA has all corporate power and authority to enter into the Subordinated Debt Documents and to perform its obligations thereunder.

        5.2 Corporate Action. The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of this Amendment and the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties. The execution and delivery of the Subordinated Debt Documents and the performance of the obligations of the Borrower and SIMA thereunder have been duly authorized by all necessary corporate action on the part of the Borrower and SIMA.

        5.3 No Conflict or Violation or Required Consent or Approval. The execution and delivery of this Amendment, the Consent and the Subordinated Debt Documents and the performance of the obligations of each Loan Party under or in respect of this Amendment and the Credit Agreement as amended hereby and the Subordinated Debt Documents do not and will not conflict with or violate (a) any provision of the articles or certificate of incorporation or bylaws of any Loan Party or the Preferred Stock Documents, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Loan Party, or (d) any indenture, agreement or instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person, except the consents and approvals described in Annex A attached hereto, each of which has been duly obtained.

        5.4 Execution, Delivery and Enforceability. This Amendment, the Consent and the Credit Agreement as amended hereby and each other Loan Document have been duly executed and delivered by each Loan Party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general equitable principles. The Subordinated Debt Documents have been duly executed and delivered by the Borrower and SIMA and are the legal, valid and binding obligations of the Borrower and SIMA, as applicable, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general equitable principles.

        5.5 No Default or Event of Default. After giving effect to this Amendment, no event has occurred and is continuing or will result from the execution and delivery of this Amendment that would constitute a Default or an Event of Default.

        5.6 Financial Projections. The projected financial statements for the Borrower and its Subsidiaries dated November 4, 1999 delivered to the Agent and the Lenders in connection with this Amendment were prepared by the Borrower in good faith and on the basis of the best information available at that time and on the assumptions stated therein, which assumptions the Borrower believes to be reasonable.

        5.7 No Material Adverse Effect. No event has occurred (other than events reflected in the projected financial statements referred to in Section 5.6 ) that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

        5.8 Senior Debt. All Obligations of the Borrower, whether now outstanding or hereafter created or incurred, constitute "Senior Debt" under the terms of the Subordinated Debt Documents, and the subordination of the Subordinated Loans to the Obligations is enforceable against SIMA and each successor holder of any Subordinated Loan.

        5.9 Representations and Warranties. Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

        6. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment (including the waivers set forth in Section 3 above) shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, the Borrower and the Required Revolving Lenders, the Required Tranche A Lenders and the Required Tranche B Lenders and only if and when each of the following conditions is satisfied:

        6.1 Consent of Guarantors. Each of the Guarantors shall have executed and delivered to the Agent the Consent.

        6.2 No Default or Event of Default; Accuracy of Representations and Warranties. After giving effect to this Amendment, no Default or Event of Default shall exist and each of the representations and warranties made by the Borrower or any of its Subsidiaries herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and the Borrower shall have delivered to the Agent a certificate confirming such matters.

        6.3 Subordinated Debt. The Borrower and SIMA shall have executed and delivered the Subordinated Debt Documents, which shall be on terms and conditions satisfactory to the Agent and the Required Lenders, and shall have delivered a certified copy thereof to the Agent. The Borrower and SIMA shall have executed and delivered to the Agent the Debt Subordination Agreement and SIMA shall have delivered the SIMA Letter of Credit, each on terms and conditions satisfactory to the Agent and the Required Lenders.

        6.4 Funding of Subordinated Term Loan. The Borrower shall have received $20,000,000 in proceeds of the Subordinated Term Loans, and the Agent shall have received evidence satisfactory to it of such funding.

        6.5 Supporting Documents and Opinions of Counsel. The Borrower shall have delivered to the Agent copies of resolutions of each of the Loan Parties approving and authorizing this Amendment, the Consent and the Subordinated Debt Documents, together with an incumbency certificate for the persons executing this Amendment or the Consent or the Subordinated Debt Documents and an opinion of Bond, Schoeneck & King, LLP, counsel to the Borrower, as to the matters set forth in Sections 5.1, 5.2, 5.3 and 5.4 hereof with respect to the Loan Parties and such other matters as the Agent or Required Lenders may reasonably request.

        6.6 Amendment Fee. The Borrower shall have paid to the Agent an amendment fee equal to 0.375% applied to the aggregate outstanding Loans and unused Commitments of each Lender (taking into account the reduction of the Revolving Loan Commitments effected hereby and any repayment of Loans on or before December 31, 1999) that delivers to the Agent, by hand delivery or telefax no later than 5:00 p.m. on December 28, 1999, a counterpart of this Amendment executed by such Lender. Such fee (a) shall be received by the Agent ratably for account of, and shall be remitted by the Agent solely to, such Lenders and (b) shall be fully earned and nonrefundable when paid.

        6.7 Expense Reimbursements. The Borrower shall have paid all expense reimbursements due to the Agent pursuant to Section 12.5 of the Credit Agreement.

        6.8 Mortgage Modifications. The Borrower shall have executed and delivered to the Agent such modifications to the Mortgages as are reasonably required by the Agent.

        7. EFFECT OF AMENDMENT. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and are hereby ratified and confirmed.

        8. APPLICABLE LAW. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

        9. COMPLETE AGREEMENT. This Amendment sets forth exhaustively the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof.

        10. CATCHLINES & COUNTERPARTS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

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

                  [remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by a duly authorized officer as of the date first above written.


                                     SPECIAL METALS CORPORATION


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________


                                     CREDIT LYONNAIS NEW YORK BRANCH,
                                       as Agent, as a Lender and as Issuing Bank


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________


                                     MANUFACTURERS & TRADERS TRUST COMPANY,
                                       as Documentation Agent and as a Lender


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________


                                     MELLON BANK, N.A.,
                                        as Syndication Agent and as a Lender


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________

                              [signatures continue]

                                     THE BANK OF NOVA SCOTIA,
                                        as Co-Agent and as a Lender


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________



                                     KEYBANK NATIONAL ASSOCIATION,
                                          as Lender


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________


                                     BANK UNITED,
                                       as Lender


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________



                                     BANQUE NATIONALE DE PARIS,
                                        as Lender


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________


                             [signatures continue]

                                     SOCIETE GENERALE, NEW YORK BRANCH,
                                           as Lender


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________


                                     FLEET NATIONAL BANK,
                                        as Lender


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________


                                     NATIONAL BANK OF CANADA,
                                        as Lender


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________


                                     CREDIT AGRICOLE - INDOSUEZ,
                                         as Lender


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________



                             [signatures continue]

                                     NATEXIS BANQUE,
                                         as Lender


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________


                                     FIRSTAR BANK, N.A.,
                                        as Lender


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________

                                     Annex A

                             CONSENTS AND APPROVALS


                                      None

                              CONSENT OF GUARANTORS


Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and
(c) ratifies its Guaranty.

        IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of the 29th day of December, 1999.

                                     SPECIAL METALS DOMESTIC SALES CORPORATION


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________


                                     INCO ALLOYS INTERNATIONAL, INC.


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________


                                     A-1 WIRE TECH, INC.


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________

                                   CONTROLLED PRODUCTS GROUP INTERNATIONAL, INC.


                                     By:_______________________________________
                                        Name:__________________________________
                                        Title:_________________________________

                                   SCHEDULE I

         LENDERS, NOTICE ADDRESSES, COMMITMENTS, COMMITMENT PERCENTAGES

Lenders/Notice Addresses          Revolver          Term Loan A       Term Loan B       Total         Term A & Revolver   Term B
                                  Commitment        Commitment        Commitment      Commitment           Percent        Percent
-----------------------           ----------        ----------        ----------      ----------           -------        -------

KeyBank National Association      $9,090,909.09     $10,454,545.44        N/A       $19,545,454.53         9.09091%         N/A
127 Public So.
Cleveland, OH 44126
Attention: Marianne Meil
Fax: (216) 689-4981

Bank United                       $9,090,909.09     $10,454,545.46        N/A       $19,545,454.55         9.09091%         N/A
3200 Southwest Freeway
Suite 1900
Houston, TX 77027
Attention: Phil Green
Fax: (713) 543-6651

Banque Nationale de Paris         $9,090,909.09     $10,454,545.44        N/A       $19,545,454.53         9.09091%         N/A
499 Park Avenue
New York, NY 10022
Attention: Nathalie
Herrington
Fax: (212) 415-9606

Societe Generale,                 $7,272,727.27      $8,363,636.37        N/A       $15,636,363.64         7.27273%         N/A
New York Branch
1221 Avenue of the Americas
New York, NY 10020
Attention: Cynthia Colucci
Fax: (212) 278-7463

Fleet National Bank               $7,272,727.27      $8,363,636.37        N/A       $15,636,363.64         7.27273%         N/A
1 Clinton Square
Syracuse, NY 13221
Attention: Greg Gilroy
Fax: (315) 426-4364


Lenders/Notice Addresses          Revolver          Term Loan A       Term Loan B       Total         Term A & Revolver   Term B
                                  Commitment        Commitment        Commitment      Commitment           Percent        Percent
-----------------------           ----------        ----------        ----------      ----------           -------        -------
National Bank of Canada           $5,454,545.45     $6,272,727.26         N/A       $11,727,272.71         5.45455%         N/A
350 Main Street Suite 2540
Buffalo, NY 14202
Attention: Michael Brace
Fax: (716) 852-6832

Credit Agricole -- Indosuez       $3,636,363.64     $4,181,818.19         N/A       $7,818,181.83          3.63636%         N/A
520 Madison Avenue
New York, NY 10022
Attention: Rene Leblanc
Fax: (212) 418-2228

Star Bank                         $3,636,363.64     $4,181,818.20         N/A       $7,818,181.84          3.63636%         N/A
1350 Euclid Avenue 8th Floor
Cleveland, OH    44115
Attn:  David Dannemiller
Fax: (216) 623-9208

Natexis Banque                    $1,818,181.82     $2,090,909.08    $4,950,000.00  $8,859,090.90          1.81818%       5.00000%
645 Fifth Avenue
New York, NY 10022
Attention: John Rigo
Fax: (212) 872-5045

                                    EXHIBIT A

                          DEBT SUBORDINATION AGREEMENT